UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2020

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CHK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.03 Material Modifications of Rights of Security Holders.

To the extent required by Item 3.03 of this Current Report on Form 8-K, the information set forth in Item 8.01 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Items 5.07 and 8.01 are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 13, 2020, at a virtual Special Meeting of Shareholders (the “Special Meeting”) of Chesapeake Energy Corporation (“Chesapeake”), Chesapeake shareholders approved an amendment to the Restated Certificate of Incorporation to: (i) effect a reverse stock split (“Reverse Stock Split”) of Chesapeake’s common stock at a ratio ranging from one-for-fifty(1:50) to one-for-two-hundred (1:200), with the exact ratio to be determined at a later date by Chesapeake’s Board of Directors; and (ii) if the Reverse Stock Split is approved and implemented, a reduction in the total number of authorized shares of Chesapeake’s common stock, or “Authorized Share Reduction,” with the specific number of authorized shares determined by a formula that is based on two-thirds of the ratio utilized for the Reverse Stock Split (collectively, the “Amendment”).

Of the 1,955,253,837 shares of Chesapeake common stock outstanding as of the record date for the Special Meeting, 1,457,582,676 shares (approximately 74.5%) were virtually present or represented by proxy at the Special Meeting. The final voting results from the Special Meeting were as follows:

1.	Reverse Stock Split Proposal. Shareholders approved the Reverse Stock Split proposal, with the affirmative vote of a majority of the votes cast, in person or by proxy.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,107,281,401	334,758,997	15,532,278	-0-

2.	Authorized Share Reduction. Shareholders approved the Authorized Share Reduction proposal, with the affirmative vote of a majority of the votes cast, in person or by proxy.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,113,475,016	317,569,849	25,537,811	-0-

Item 7.01 Regulation FD Disclosure.

On April 13, 2020, Chesapeake issued a press release announcing the shareholder approval of the Reverse Stock Split and the Authorized Share Reduction and the filing of the Amendment. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 8.01 Other Events.

After receiving shareholder approval of the two proposals, Chesapeake’s Board of Directors approved the implementation of a Reverse Stock Split at a ratio of one-for-two-hundred (1:200), and the related Authorized Share Reduction from 3,000,000,000 to 22,500,000 shares of Chesapeake common stock.

The Amendment, which was filed with the Secretary of State of the State of Oklahoma on April 13, 2020, will become effective at 5:00 p.m. Central time on April 14, 2020.

Upon the effectiveness of the Reverse Stock Split and the Authorized Share Reduction, every 200 shares of Chesapeake common stock will automatically combine into one share, and the number of shares of Chesapeake common stock outstanding will be reduced to 22,500,000 shares. No fractional shares of Chesapeake common stock will be issued as a result of the Reverse Stock Split; instead, shareholders of Chesapeake common stock who would otherwise receive a fractional share pursuant to the Reverse Stock Split will receive cash in lieu of such fractional share. The Reverse Stock Split will not affect any shareholder’s ownership percentage of Chesapeake common stock, except to the extent that the Reverse Stock Split results in shareholders receiving cash in lieu of fractional shares.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Proportionate adjustments will be made to the conversion price of Chesapeake’s outstanding 5.5% Convertible Senior Notes due 2026, 4.5% Cumulative Convertible Preferred Stock, 5.00% Cumulative Convertible Preferred Stock (Series 2005B), 5.75% Cumulative Convertible Non-Voting Preferred Stock (Series A) and 5.75% Cumulative Non-Voting Convertible Preferred Stock and to the outstanding awards and number of shares issued and issuable under the Company's equity compensation plans. The Reverse Stock Split will not affect the par value of Chesapeake common stock.

Chesapeake common stock is expected to begin trading on the split-adjusted basis at the market open on April 15, 2020 on The New York Stock Exchange (the "NYSE") under the existing trading symbol “CHK.”

As previously disclosed, on December 10, 2019, Chesapeake was notified by the NYSE that it was no longer in compliance with the NYSE's continued listing standards because the average trading price of Chesapeake common stock over a 30-consecutive-trading-day-period had fallen below $1.00 per share. Chesapeake notified the NYSE of its intent to cure the average price deficiency within six months, including potentially by means of a reverse stock split. Chesapeake intends to notify the NYSE of its cure of the deficiency.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

On April 13, 2020, Chesapeake issued a press release stating that Chesapeake had filed an Amendment to its Restated Certificate of Incorporation to implement: (i) the Reverse Stock Split at a ratio of one-for-two-hundred; and (ii) the Authorized Share Reduction (from 3,000,000,000 to 22,500,000 shares of the Corporation’s common stock).

Exhibit No.	Document Description
3.1	Chesapeake Energy Corporation Certificate of Amendment to Restated Certificate of Incorporation, dated April 13, 2020
99.1	Chesapeake Energy Corporation press release, dated April 13, 2020
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President — General Counsel and Corporate Secretary
Date:    April 13, 2020